UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2025

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Euclid Avenue,	Suite 1600,	Cleveland,	Ohio	44115
(Address of principal executive offices)				(Zip Code)
(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Directors
On October 23, 2025, the Board of Directors (the “Board”) of TransDigm Group Incorporated (the “Company” or “TransDigm”) appointed Michael Lisman and Peter Palmer to the Company’s Board, effective immediately.
Mr. Lisman currently serves as the Company’s President and Chief Executive Officer. Mr. Lisman previously served as Co-Chief Operating Officer of the Company, Chief Financial Officer of the Company, and an Executive Vice President of the Company, with direct operational oversight for several TransDigm's operating units. Additionally, Mr. Lisman previously led the Company's Mergers and Acquisitions group.
Mr. Palmer previously served as an Executive Vice President of the Company prior to his retirement at the end of 2024, following a 24-year career at TransDigm. Prior to becoming an Executive Vice President of the Company, he served as President of several TransDigm operating units. He brings to the Board extensive operational and corporate leadership experience, as well as significant expertise in corporate governance and mergers and acquisitions. Over the course of his career, Mr. Palmer has held numerous senior roles involving operations, strategic development, and business integration, and has served on other aerospace company boards.
Neither Mr. Lisman nor Mr. Palmer has been appointed to any committees of the Board.
There are no arrangements or understandings between either of the newly appointed directors and any other person pursuant to which they were selected as directors, and there are no related party transactions between either Mr. Lisman or Mr. Palmer and the Company that would be reportable under Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Armani Vadiee
Name:	Armani Vadiee
Title:	General Counsel, Chief Compliance Officer and Secretary

Dated: October 23, 2025